UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2007

INVENDA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-31559	52-1988332
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6901 Rockledge Drive, 6th Floor, Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (240) 333-6100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Completion of Acquisition or Disposition of Assets

On November 19, 2007, the Board of Directors of Invenda Corporation (the “Company”) adopted an amendment to the Amended and Restated Bylaws of the Company. Section 2.4 of the Bylaws was amended to change the notice requirements for stockholder meetings to require notice not less than 10 nor more than 60 days before the date of any stockholder meeting, which is consistent with the notice required under Section 222 of the General Corporation Law of the State of Delaware. The foregoing description of the amendment to the Bylaws do not purport to be complete and is qualified in its entirety by reference to the amendment which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

See the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVENDA CORPORATION

By:	/s/ Tracy Slavin
Tracy Slavin
Chief Financial Officer

Date: November 20, 2007

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment to Amended and Restated Bylaws of Invenda Corporation